                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIESEXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement

[X] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           NORTHERN TRUST CORPORATION
                (Name of Registrant as Specified In Its Charter)

                           NORTHERN TRUST CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

  (4) Proposed maximum aggregate value of transaction:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, schedule or registration statement no.:

  (3) Filing party:

  (4) Date filed:

                           NORTHERN TRUST CORPORATION

                           NOTICE AND PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 19, 1994

  The annual meeting of stockholders of Northern Trust Corporation will be held on Tuesday, April 19, 1994, at 10:30 a.m., Chicago time, at the office of the Corporation, northwest corner of La Salle and Monroe Streets, Chicago, for the following purposes:

  (1) to elect sixteen Directors to hold office until the next annual meeting of stockholders and until their successors shall have been elected and qualified; and

  (2) to transact such other business as may properly come before the meeting.

  Only stockholders of record on the books of the Corporation at 5 p.m., Chicago time, on February 28, 1994, will be entitled to vote at the meeting.

                                          PETER L. ROSSITER
                                          Secretary

March 15, 1994


                   IMPORTANT--PLEASE MAIL YOUR PROXY PROMPTLY

              IN ORDER THAT THERE MAY BE PROPER REPRESENTATION AT THE MEETING, YOU ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                      LOGO
                            50 SOUTH LA SALLE STREET
                            CHICAGO, ILLINOIS  60675
                                 MARCH 15, 1994
                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Northern Trust Corporation (the "Corporation") of proxies for use at the annual meeting of stockholders of the Corporation to be held April 19, 1994, at 10:30 a.m., Chicago time, at the office of the Corporation, northwest corner of La Salle and Monroe Streets, Chicago. The Corporation is a bank holding company whose principal subsidiary is The Northern Trust Company (the "Bank").

  Any stockholder giving a proxy will have the right to revoke it at any time prior to the voting thereof. All shares represented by effective proxies will be voted at the meeting, or at any adjournment thereof, in accordance with the instructions reflected in the proxies. Absent any voting instructions to the contrary, shares will be voted FOR the election of the sixteen nominees for Director.

  This Proxy Statement and the enclosed proxy, along with the Corporation's 1993 Annual Report, including financial statements, are being mailed on or about March 15, 1994, to each stockholder of record as of February 28, 1994.

  As of February 28, 1994, the record date for the annual meeting, the Corporation had outstanding and entitled to vote 53,337,983 shares of common stock, par value $1.66 2/3 per share (the "Common Stock"), exclusive of 488,278 shares held by the Corporation as treasury stock, which will not be voted.

  Votes cast by proxy or in person at the annual meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present.

                             ELECTION OF DIRECTORS

  Sixteen Directors are to be elected at the annual meeting of stockholders. It is intended that, absent any voting instructions to the contrary, shares represented by the enclosed proxy will be voted for the election of all nominees listed below, who include 15 of the 16 Directors now in office. William A.
Pogue has decided not to stand for reelection as a Director of the Corporation at the annual meeting, and Dolores E. Cross will stand for election to the seat vacated by him. All Directors will be elected to serve until the next annual meeting and until their successors shall have been elected and qualified. In the event, however, that any such nominee shall be unable to serve, which is not now contemplated, the proxy holders may or may not vote for a substitute nominee.

  The proxy provides instructions for voting for all Director nominees or for withholding authority to vote for one or more Director nominees. Stockholders have cumulative voting rights in the election of Directors. Accordingly, each stockholder is entitled to as many votes as shall equal the number of his shares of Common Stock multiplied by the number of Directors to be elected. It is expected that the proxy holders will divide these cumulative votes equally among all Director nominees for whom authority to vote has not been withheld, unless the stockholder chooses to allocate his votes otherwise and so indicates on the proxy. Notwithstanding the foregoing, the proxy holders reserve the right, exercisable in their sole discretion, to vote proxies cumulatively so as to elect all or as many as possible of such Director nominees depending upon circumstances at the meeting. Whether or not any shares are voted cumulatively, the sixteen persons receiving the highest number of votes cast will be elected as Directors.

                       INFORMATION ABOUT NOMINEES

  The following information with respect to nominees for election to the Board of Directors of the Corporation at the 1994 annual meeting of stockholders is as of December 31, 1993.

 Nominee, Age
     and
 Year Became
 Director of               Principal Occupation and Other Information
     Bank                       -------------------------
      or
 Corporation


- --------------    CHAIRMAN OF THE BOARD since April, 1984, AND CHIEF
Photograph of     EXECUTIVE OFFICER since December, 1982, NALCO
Mr. Clark         CHEMICAL COMPANY (Manufacturer of specialized
                  service chemicals).
                  Mr. Clark is a director of Nalco Chemical Company,
                  USG Corporation, NICOR Inc., James River Corp. and
                  Bethlehem Steel Corp.
WORLEY H. CLARK
Age 61    1986


Photograph of     PRESIDENT, CHICAGO STATE UNIVERSITY, since 1990;
Dr. Cross         Associate Provost and Associate Vice President for
                  Academic Affairs, University of Minnesota, from
                  1988 to 1990 (Educational institutions).
                  Dr. Cross is a director of Shorebank Corporation and the Student Loan Marketing Association.
DOLORES E. CROSS
Age 56


Photograph of     CHAIRMAN AND CHIEF EXECUTIVE OFFICER OF THE
Mr. Fox           CORPORATION AND THE BANK since January, 1994,
                  Chairman, President and Chief Executive Officer
                  from April, 1990 to January, 1994, President and
                  Chief Executive Officer from December, 1989 to
                  April, 1990, President and Chief Operating Officer
                  from April, 1987 to December, 1989.
                  Mr. Fox is a director of USG Corporation and the
                  Federal Reserve Bank of Chicago and a Governor of
                  the Chicago Stock Exchange.
DAVID W. FOX
Age 62    1981


Photograph of     DEAN AND EDWARD EAGLE BROWN DISTINGUISHED SERVICE
Mr. Hamada        PROFESSOR OF FINANCE since July, 1993, Edward Eagle
                  Brown Professor of Finance from 1989 to July, 1993 and member of the Faculty since 1966, GRADUATE
                  SCHOOL OF BUSINESS, UNIVERSITY OF CHICAGO
                  (Educational institution).

                  Mr. Hamada is a director of A. M. Castle & Co. and the Chicago Board of Trade.


ROBERT S. HAMADA
Age 56    1988

 Nominee, Age
      and
  Year Became
  Director of                Principal Occupation and Other Information
     Bank                    ------------------------------------------

or Corporation
                     VICE CHAIRMAN OF THE CORPORATION AND THE BANK since
- ---------------      January, 1994, Senior Executive Vice President from
Photograph of        November, 1992 through December, 1993, and Executive Vice
Mr. Hastings         President of the Bank from April, 1987 to November, 1992
                     and of the Corporation from April, 1990 to November, 1992. Mr. Hastings currently serves as head of the Personal Financial Services Business Unit.

BARRY G. HASTINGS
Age 46     1994


Photograph of        PARTNER, MAYER, BROWN & PLATT since January, 1967 (Law
Mr. Helman           firm).

                     Mr. Helman is a director of The Horsham Corporation, LaSalle Street Fund, Brambles USA, Inc. and Alberta Natural Gas Company Ltd., and a Governor of the Chicago Stock Exchange.
ROBERT A. HELMAN
Age 59     1986


Photograph of        MANAGING PARTNER, KEL ENTERPRISES LTD. since 1982
Mr. Kelly            (Holding and investment company).

                     Mr. Kelly is a director of Bayerische Motoren Werke (BMW) A.G., Deere & Company, Nalco Chemical Company and Snap-on Tools Corporation.

ARTHUR L. KELLY
Age 56     1988


Photograph of        GENERAL DIRECTOR, LYRIC OPERA OF CHICAGO since January,
Miss Krainik         1981 (Opera company).

ARDIS KRAINIK
Age 64     1985

 Nominee, Age
      and
  Year Became
  Director of                Principal Occupation and Other Information
     Bank                    ------------------------------------------

or Corporation

- ---------------      CHAIRMAN since May, 1988, AND PRESIDENT AND CHIEF
                     EXECUTIVE OFFICER since July 1987, SANTA FE PACIFIC
Photograph of        CORPORATION (Transportation and natural resources
Mr. Krebs            company).

                     Mr. Krebs is a director of Santa Fe Pacific Corporation, Phelps Dodge Corporation, Santa Fe Energy Resources, Inc., Catellus Development Corporation and Santa Fe Pacific Pipelines, Inc.
ROBERT D. KREBS
Age 51     1989

Photograph of        CHAIRMAN since November, 1993, AND CHIEF EXECUTIVE OFFI-
Mr. Krehbiel         CER since July, 1988, MOLEX INCORPORATED (Manufacturer of
                     electrical/electronic interconnecting products and sys-
                     tems).

                     Mr. Krehbiel is a director of Molex Incorporated, Tellabs, Inc., A. M. Castle & Co. and Nalco Chemical Company.
FREDERICK A. KREHBIEL
Age 52     1988


Photograph of        RETIRED VICE CHAIRMAN, CENTEL CORPORATION since May, 1987
Mr. Mitchell         (Telecommunications company).

                     Mr. Mitchell is a director of The Interlake Corporation, Peoples Energy Corporation and The Sherwin-Williams Co.
WILLIAM G. MITCHELL
Age 62     1975


Photograph of        PRESIDENT AND CHIEF OPERATING OFFICER OF THE CORPORATION
Mr. Osborn           AND THE BANK since January, 1994, Senior Executive Vice
                     President from November, 1992 through December, 1993, and
                     Executive Vice President of the Bank from April, 1987 to
                     November, 1992 and of the Corporation from April, 1989 to November, 1992.

WILLIAM A. OSBORN
Age 46     1994

 Nominee, Age
      and
  Year Became
  Director of
     Bank                    Principal Occupation and Other Information

or Corporation

- ---------------      CHAIRMAN OF THE EXECUTIVE COMMITTEE, ILLINOIS TOOL WORKS
                     INC. since January, 1982 (Manufacturer and marketer of
Photograph of        engineered components, and industrial systems and
Mr. Smith            consumables).

                     Mr. Smith is a director of Illinois Tool Works Inc. and
                     W. W. Grainger, Inc. and is a trustee of The Northwestern Mutual Life Insurance Company.
HAROLD B. SMITH
Age 60     1974


Photograph of        CHAIRMAN AND CHIEF EXECUTIVE OFFICER, THE QUAKER OATS
Mr. Smithburg        COMPANY since January, 1993. Chairman, President and
                     Chief Executive Officer from November, 1990 to December,
                     1992, Chairman and Chief Executive Officer from November,
                     1983 to November, 1990 (Diversified food manufacturer and marketer).

                     Mr. Smithburg is a director of The Quaker Oats Company, Abbott Laboratories, Corning Incorporated and Prime Capital Corp.
WILLIAM D. SMITHBURG
Age 55     1981


Photograph of        VICE CHAIRMAN OF THE CORPORATION AND THE BANK since
Mr. Sutfin           January, 1994, Senior Executive Vice President from
                     November, 1992 through December, 1993, and Executive Vice
                     President from December, 1982 to November, 1992. Mr.
                     Sutfin currently serves as head of the Corporate
                     Financial Services Business Unit.

JOHN S. SUTFIN
Age 54     1994


Photograph at        RETIRED PRESIDENT, COMMONWEALTH EDISON COMPANY since
Mr. Thomas           December, 1992. President from September, 1987 to
                     December, 1992 (Company engaged in production, distribution and sale of electric energy).

                     Mr. Thomas is a director of R. R. Donnelley & Sons Com-
BIDE L. THOMAS       pany and L. E. Myers Company.
Age 58     1984

                  SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN
                               BENEFICIAL OWNERS
                        SECURITY OWNERSHIP OF MANAGEMENT

  The following table shows the beneficial ownership of the Common Stock for each Director and Director nominee, each executive officer named in the Summary Compensation Table elsewhere in this Proxy Statement and all Directors and executive officers of the Corporation as a group. None of the persons listed below owns any Preferred Stock of the Corporation.


                               COMMON STOCK(/1/)
                               OWNED AS OF
                            DECEMBER 31, 1993
                            -----------------------
                             NO. OF        PERCENT
  NAME                       SHARES        OF CLASS
- ---------------------------------------------------
  Worley H. Clark.........      3,150         *
  Dolores E. Cross........        --         --
  David W. Fox............    308,812(/2/)    *
  Robert S. Hamada........      1,950         *
  Barry G. Hastings.......    140,265(/2/)    *
  Robert A. Helman........      1,650         *
  Arthur L. Kelly.........      8,250         *
  Ardis Krainik...........      1,650         *
  Robert D. Krebs.........      1,650         *
  Frederick A. Krehbiel...      9,250         *
  William G. Mitchell.....      3,450         *
  William A. Osborn.......    128,458(/2/)    *
  Perry R. Pero...........    142,115(/2/)    *
  William A. Pogue........      2,550         *
  Harold B. Smith.........  3,579,518(/3/)   6.72%
  William D. Smithburg....      1,650         *
  John S. Sutfin..........    108,387(/2/)    *
  Bide L. Thomas..........      1,950         *
  ALL DIRECTORS AND EXECU-
   TIVE OFFICERS AS A
   GROUP..................  4,746,215(2)     8.91%

- --------------------------------------------------------------------------------
   * Less than one percent of the outstanding Common Stock.
   (1) The information contained in this column is furnished to the Corporation by the individuals named in the table and reflects the Securities and Exchange Commission's definition of beneficial ownership.
 The nature of beneficial ownership for shares shown in this column is limited to sole voting and/or sole investment power, except as set forth below. For all Directors but Messrs. Fox, Hastings, Osborn and Sutfin includes shares granted under the Restricted Stock Plan for non-employee Directors. See "Information About the Board and Committees--Compensation of Directors," below.
   (2) Includes shares issuable pursuant to stock options exercisable within 60 days after December 31, 1993, as follows: Mr. Fox, 145,500 shares; Mr. Hastings, 65,684 shares; Mr. Osborn, 58,875 shares; Mr. Sutfin, 34,869 shares; Mr. Pero, 79,100 shares; and all Directors and executive officers as a group, 552,628 shares.
   (3) See footnote 3 on page 7.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  The following table shows Common Stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Common Stock on December 31, 1993.


                                                         COMMON STOCK(/1/)
                                                            OWNED AS OF
                                                         DECEMBER 31, 1993
                                                         -----------------------
                                                          NO. OF        PERCENT
          NAME AND ADDRESS OF BENEFICIAL OWNER            SHARES        OF CLASS
  -----------------------------------------------------  ---------      --------
  Robert C. McCormack..................................  2,692,672(/2/)   5.05%
    141 West Jackson Boulevard, Chicago, Illinois 60604
  Harold B. Smith......................................  3,579,518(/3/)   6.72%
    3600 West Lake Avenue, Glenview, Illinois 60025-
     5811
  The Northern Trust Company, as Trustee of The North-
   ern Trust
   Company Thrift-Incentive Plan.......................  2,975,033(/4/)   5.58%
    50 South La Salle Street, Chicago, Illinois 60675
  NationsBank of Georgia, N.A., as Trustee of the
   Northern Trust Employee Stock Ownership Plan........  4,265,913(/5/)   8.01%
    600 Peachtree St., N.E., Suite 700, Atlanta, Geor-
     gia 30308

- --------------------------------------------------------------------------------
   (1) The information contained in this column is furnished to the Corporation by the persons named in the table and reflects the Securities and Exchange Commission's definition of beneficial ownership. The nature of beneficial ownership for shares shown in this column is set forth in footnotes 2 through 5 which follow.
   (2) Robert C. McCormack has sole voting power as to 175,527 shares or .33% of the outstanding Common Stock which are held in an irrevocable trust. As co-trustee with the Bank and two individuals he shares voting and investment powers for 1,291,614 shares or 2.42% of the outstanding Common Stock. As co-trustee with the Bank and another individual he shares voting and investment powers for 269,400 or .51% of the outstanding Common Stock. As co-trustee with the Bank he shares voting and investment powers for 350,540 shares or .66% of the outstanding Common Stock. With respect to 596,762 shares or 1.12%, he serves as co-fiduciary with the Bank and shares voting power and has sole investment power. Also, members of his family hold 8,829 shares deemed to be shared as to voting and investment powers and as to which he disclaims any beneficial interest.
   (3) Harold B. Smith serves as co-fiduciary and shares voting and investment powers with various family members and the Bank with respect to 2,233,008 shares or 4.19% of the outstanding Common Stock. As co-trustee with the Bank and two individuals he shares voting and investment powers for 1,291,614 shares or 2.42% of the outstanding Common Stock. With respect to 40,970 shares, he serves as co-fiduciary and shares voting and investment powers with other family members. Also, 13,476 shares are held in a trust over which he has sole voting and investment powers.
   (4) The Bank, as Trustee of The Northern Trust Company Thrift-Incentive
 Plan, holds in The Northern Trust Common Stock Fund of that Plan 2,975,033 shares or 5.58% of the outstanding Common Stock. The Bank has no voting or investment power with respect to these shares since sole voting and investment power for the shares is held by the 3,706 Northern Trust Common
 Stock Fund participants who are employees of the Corporation or its subsidiaries.
   (5) NationsBank of Georgia, N.A., as Trustee of the Northern Trust
 Employee Stock Ownership Plan holds 4,265,913 shares or 8.01% of the outstanding Common Stock. Shares will be voted pursuant to direction of the participants to the extent shares are allocated to their accounts.
 Unallocated shares and shares for which no direction is received will be voted by the Trustee in the same proportion that the allocated shares were voted, unless inconsistent with the Trustee's fiduciary responsibility.

  The Bank and its affiliates individually act as sole or co-fiduciary with respect to trusts and other fiduciary accounts which own, hold or control through intermediaries in the aggregate 8,558,024 shares or 16.06% of the outstanding Common Stock over which the Bank and its affiliates have, directly or indirectly, sole or shared voting power and/or sole or shared investment power. No single trust or other fiduciary account (except The Northern Trust Company Thrift-Incentive Plan described in footnote 4 to the table above) holds a beneficial interest in excess of 5%. The Bank and its affiliates have sole voting power with respect to 1,766,669 shares or 3.32% of the outstanding Common Stock, and they share voting power with respect to 5,826,171 shares or 10.93% of the outstanding Common Stock. They have sole investment power with respect to 1,546,450 shares or 2.90% of the outstanding Common Stock, and they share investment power with respect to 5,659,211 shares or 10.62% of the outstanding Common Stock.

                   INFORMATION ABOUT THE BOARD AND COMMITTEES

COMMITTEES

  The Corporation's Board of Directors presently has a Compensation and Benefits Committee, an Audit Committee and a Nominating Committee.

  Current members of the Compensation and Benefits Committee are William D. Smithburg, Chairman, Worley H. Clark, Arthur L. Kelly, William A. Pogue, Harold
B. Smith and Bide L. Thomas. During 1993, the Committee met on eight occasions to review and make recommendations to the full Board of Directors with respect to the following matters: compensation policy, including executive compensation policy and compensation levels for 1994, benefit plans and programs and incentive plans and payments thereunder.

  Current members of the Audit Committee are Robert A. Helman, Chairman, Worley
H. Clark, Robert D. Krebs, William G. Mitchell and William A. Pogue. During 1993, the Committee met on four occasions to review and make recommendations to the full Board of Directors with respect to the following matters: examinations by regulatory authorities, internal audit procedures, internal controls, compliance with laws and regulations, engagement of independent public accountants and matters having a material effect upon the Corporation's financial operations. (See "Independent Public Accountants," below.)

  Current members of the Nominating Committee are William A. Pogue, Chairman, Robert D. Krebs, Frederick A. Krehbiel, Harold B. Smith and William D. Smithburg. During 1993, the Committee met once to review and make recommendations to the full Board of Directors with respect to the evaluation of candidates for nomination to the Board of Directors and the structure and membership of Board committees. The Committee will consider recommendations from the stockholders of the Corporation, submitted in writing to the Secretary of the Corporation, regarding potential nominees for election as Directors.

  The Board of Directors held 13 meetings during 1993. All persons who were Directors during 1993 attended at least 75% of these meetings and meetings of Committees on which they serve.

  Also, the Bank's Board of Directors has a Commercial Banking Committee and a Trust and Financial Services Committee, which review the policies, strategies and performance of these business units.

COMPENSATION OF DIRECTORS

  Compensation of non-officer Directors of the Corporation and the Bank consists of an annual retainer fee of ($20,000 for 1993 and $22,000 for 1994), with the Chairmen of the Corporation's Audit, Compensation and Benefits, and Nominating Committees and the Bank's Commercial Banking and Trust and Financial Services Committees each receiving an additional annual retainer fee ($3,000 for 1993 and $4,000 for 1994). All non-officer Directors receive a fee for each Board and Committee meeting attended ($850 in 1993 and $1,000 in 1994). Non-officer directors are also eligible to receive a per diem fee of $1,000 when required to perform specific services on behalf of the Corporation, although no such fees were paid during 1993.

  Directors may elect to defer payment of the cash portion of their retainer or their attendance fees which, if deferred, accrue earnings at an interest rate determined from time to time by the Compensation and Benefits Committee. After a Director ceases to be a Director of the Corporation and the Bank, the amount accrued to his account is payable to him in a lump sum or in quarterly installments according to a formula.

  On August 20, 1991, the Corporation adopted a Restricted Stock Plan for non-employee Directors. Under the Plan, on December 20, 1991, each non-employee Director was granted 750 shares of Common Stock (as adjusted for a subsequent stock split) which are distributable at the rate of 150 shares per year commencing with December 20, 1991. The Director may vote and receive dividends on all the shares granted but may not dispose of such shares until after the shares have been distributed. If a Director ceases to serve as director, shares granted but not yet distributed shall be forfeited. Newly elected non-employee Directors participate in the Plan on the same terms, except that the number of shares granted to each will equal 150 times the number of distribution dates remaining.

                    MANAGEMENT TRANSACTIONS AND INDEBTEDNESS

  Directors and officers of the Corporation and their associates were clients of and had transactions with the Corporation and its subsidiaries in the ordinary course of business during 1993. It is anticipated that similar transactions may occur in the future. Such transactions in 1993 included payments by the Corporation and its subsidiaries for materials and services purchased and were not material relative to the gross revenues of either the Corporation or the supplier. In addition, all loans and commitments to officers, directors and their associates were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present any unfavorable features. The law firm of Mayer, Brown & Platt, of which Mr. Helman is a partner, is retained by the Bank from time to time for legal services.

                             EXECUTIVE COMPENSATION

                   COMPENSATION AND BENEFITS COMMITTEE REPORT

  The Corporation strives to link executives' short-term and longer-term financial rewards to the Corporation's performance and return to stockholders. Accordingly, the Corporation's compensation program makes a significant portion of the executives' rewards variable, dependent on performance relative to corporate and individual goals set in advance. Rewards to executives should increase when performance goals are achieved and surpassed and correspondingly decrease if goals are not achieved. The Corporation's program relies significantly on equity incentives in order to align the executives' interests closely with those of the stockholders. The components of the Corporation's executive compensation program are designed to reflect these reward principles in each of the following: base salary, annual incentive cash award, performance shares under a long-term incentive plan and stock options.

  Each year the Committee conducts a comprehensive evaluation of the Corporation's executive compensation programs, comparing them to a peer group of financial service organizations that represent the Corporation's direct competition for executive talent. The Committee considers recommendations from the Corporation's Human Resources Department which works closely with outside consultants. This annual compensation review also includes an evaluation of the effectiveness of the Corporation's executive compensation programs in the context of the compensation programs of other financial service organizations to ensure that the Corporation will continue to attract and retain the most qualified executives. The organizations selected for comparison purposes generally have one or more of the following characteristics: superior financial performance; lines of business similar to those of the Corporation; significant operations in the Corporation's principal geographic areas; and size, either overall or in particular lines of business, comparable to that of the Corporation. The Keefe, Bruyette & Woods 50 Bank Index, which is used in the Five Year Cumulative Total Return table presented elsewhere in this proxy statement, includes most of the organizations in the peer group used for compensation comparison purposes.

  The Committee reviews and approves the compensation of the Corporation's most highly compensated executives, including the executives whose compensation is detailed in this Proxy Statement. For other executives the Committee reviews overall compensation policies and payment levels. In reviewing the compensation of executives other than David W. Fox, Chairman and Chief Executive Officer, the Committee takes Mr. Fox's counsel and recommendations into account.

  BASE SALARIES--Base salaries are determined by evaluating the responsibilities of the position and the individual's experience, performance, career progress and development. A review is also made of the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions at other banking and financial services companies.

  The Committee determines annual salary adjustments by evaluating the performance of each executive officer, and also takes into account any changes in the executive's responsibilities. With respect to the base salary set for Mr. Fox in 1993, the Committee considered the base salaries of chief executive officers of the peer group organizations previously described, the Corporation's performance in 1992 and its assessment of Mr. Fox's individual performance and leadership. In evaluating the Corporation's performance, the Committee considered the Corporation's earnings, return on equity, return on assets, total return to stockholders and financial condition. No precise weighting was assigned to any of these factors, as the Committee believes the Corporation's performance in each area has compared favorably with its peers. The Committee also considered Mr. Fox's career service to the Corporation and his contribution to the Corporation by service on its behalf in various community and banking industry organizations. Mr. Fox's base salary was set at an annual rate of $630,000 commencing April 1, 1993, an increase of $55,000 or 9.6% over the base salary established on April 1, 1992. The 1993 salary levels of the other executive officers named in the Summary Compensation Table were established in December, 1992, when they were promoted to the title of Senior Executive Vice President. The Committee targeted the base salaries of these executive officers and Mr. Fox between the median and the 75th percentile of salaries for similar positions in most of the companies used for comparison purposes.

  ANNUAL INCENTIVE CASH AWARD--The Corporation's executive officers were in 1993 eligible for annual incentive cash awards under the provisions of the Performance Incentive Plan. Cash awards under the Plan were made based upon the accomplishment of various corporate net income objectives, business unit goals and individual financial and non-financial objectives designed to improve the Corporation's earnings and operations. For the executive officers listed in the Summary Compensation Table, the award was tied to a corporate net income goal. The Committee reviewed and recommended to the Board for approval at the beginning of the year the corporate net income objectives and individual target awards based on percentage of salary guidelines. Following the completion of the year the Committee approved individual award payments based on a comparison of actual achievements with the performance objectives. Awards were paid in cash.

  Section 162(m) of the Internal Revenue Code provides that, commencing in 1994, compensation in excess of $1,000,000 per year paid to the chief executive officer and the four other most highly compensated executive officers employed at year-end, other than compensation meeting the technical definition of the Code for "performance based compensation," will not be deductible by a corporation for federal income tax purposes. The Corporation intends to provide in any annual cash incentive award plan paying compensation to which Section 162(m) applies that any portion of an executive's incentive award which would not be deductible by the Corporation after taking into account all other compensation paid to the executive will be deferred and paid to the executive, with interest, in the calendar year following retirement. With this provision, the Committee believes that substantially all compensation paid to these officers in 1994 will be deductible. The Committee will continue to review the deductibility of compensation under Section 162(m) and any regulations adopted under it, with the goal of assuring that substantially all compensation paid is deductible by the Corporation.

  Mr. Fox's Performance Incentive Plan award was determined on the basis of the Corporation's overall achievement versus a previously determined net income goal. Mr. Fox's 1993 award of $414,982 recognized that the Corporation's net income exceeded the Plan's goal for that year.

  LONG-TERM INCENTIVE PLAN--Performance shares typically are awarded to the Corporation's executive officers annually under the long-term performance share provisions of the 1992 Incentive Stock Plan (the "Plan"). For each year's award, there is a three year performance period followed by a three year vesting period. The three year performance period is intended to reflect a longer term strategic business focus and the three year vesting period is designed to encourage the executives to remain with the Corporation. The Committee, at the beginning of the performance period, establishes return-on-equity corporate performance goals for the period and performance share target awards for the Plan's participants. Individual performance share target awards are based on multiple-of-salary guidelines and competitive compensation data. The Committee also considers the amount of long-term performance share awards and stock options previously granted to the individual. Following the completion of each three year performance period, the Committee determines whether the return-on-equity goal for that performance period has been achieved and authorizes the crediting of the performance shares to the participants' accounts. Typically the shares are distributed to the participant on the third anniversary following the date on which the shares were credited to the participant's account, together with cash in an amount equal to the dividends declared on that number of shares during the three year period plus interest at an assumed rate on those dividends. If the executive leaves the Corporation prior to this time for reasons other than death, disability or retirement, the performance shares and imputed earnings are forfeited.

  In February, 1993, the Committee applied the factors described above and set for Mr. Fox a performance share target award of 13,000 shares for the 1993-1995 performance period. The award is subject to achieving the three year return-on-equity goal and satisfaction of the ensuing three year service vesting restriction. The Committee also approved the vesting and distribution to Mr. Fox and other participants in December, 1993 of the shares earned for the 1988-1990 performance period, based upon the Corporation's achievement of the goals for this period.

  STOCK OPTIONS--Stock option grants to executive officers are determined generally annually under the provisions of the Plan. Individual stock option awards are based on multiples of salary guidelines and competitive compensation data. The Committee also considers the amount of long-term performance share awards and stock options previously granted to the individual.

  Option grants are designed to align the interests of executives with those of the stockholders. Stock options are granted with an exercise price equal to the market price of the Common Stock on the date of grant and may be exercised over ten years. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term.

  In September, 1993, the Committee applied the factors described above and granted to Mr. Fox an option to purchase 37,500 shares with an exercise price of $39.75. Mr. Fox now holds options to purchase a total of 183,000 shares.

                                   * * * * *

  Through the programs described above, a significant portion of the Corporation's executive compensation is linked directly to individual and corporate performance and stock price appreciation. In 1993 the five executives listed in the Summary Compensation table received over half of their compensation (consisting of the dollar amounts shown in the table and value realized on stock options exercised) in the form of performance-based variable elements. The Committee intends to continue the policy of linking executive compensation to corporate performance and returns to stockholders.

  This report is submitted on behalf of the members of the Committee:

                         William D. Smithburg, Chairman
                                Worley H. Clark
                                Arthur L. Kelly
                                William A. Pogue
                                Harold B. Smith
                                 Bide L. Thomas

                           SUMMARY COMPENSATION TABLE

  The following table sets forth compensation information for the years 1991 through 1993 with respect to the Corporation's chief executive officer and the four other executive officers who received the highest annual compensation during 1993.

                                         ANNUAL COMPENSATION            LONG TERM COMPENSATION
                                  --------------------------------- ------------------------------
                                                                      AWARDS
                                                                    (SECURITIES
          NAME AND                                                  UNDERLYING       PAYOUTS
  PRINCIPAL POSITION AS OF                              TOTAL OF      OPTIONS       (LONG-TERM        ALL OTHER
      JANUARY 1, 1994        YEAR  SALARY  BONUS (1) SALARY & BONUS  GRANTED)   INCENTIVE PLAN)(2) COMPENSATION(3)
- ------------------------------------------------------------------------------------------------------------------
  David W. Fox               1993 $616,250 $414,982    $1,031,232     37,500         $631,901          $83,262
   Chairman and              1992 $562,500 $408,038      $970,538     33,000         $353,268          $83,894
   Chief Executive Officer   1991 $525,000 $370,000      $895,000     30,000               $0          $70,477
  William A. Osborn          1993 $335,000 $190,884      $525,884     12,000         $379,141          $45,262
   President and             1992 $287,500 $157,191      $444,691     10,500         $240,735          $42,879
   Chief Operating Officer   1991 $265,000 $145,311      $410,311      7,500               $0          $35,574
  Barry G. Hastings          1993 $345,000 $196,582      $541,582     12,000         $379,141          $46,613
   Vice Chairman             1992 $298,750 $160,016      $458,766     10,500         $240,735          $44,558
                             1991 $280,000 $136,553      $416,553      7,500               $0          $37,588
  John S. Sutfin             1993 $330,000 $188,034      $518,034     11,000         $379,141          $44,586
   Vice Chairman             1992 $282,500 $134,117      $416,617     10,500         $240,735          $42,133
                             1991 $260,000 $127,852      $387,852      7,500               $0          $34,903
  Perry R. Pero              1993 $315,000 $194,488      $509,488     10,000         $379,141          $42,560
   Senior Executive          1992 $272,083 $134,191      $406,274      9,750         $214,524          $40,580
   Vice President            1991 $250,000 $122,316      $372,316      7,500               $0          $33,561

- --------------------------------------------------------------------------------
   (1) Amounts awarded under the Performance Incentive Plan.
   (2) For 1993, the amount represents the award for the 1988-1990 performance period, which would ordinarily have been payable in 1994. For
 1992, the amount represents the awards for both the 1986-1988 performance period (ordinarily payable in 1992) and the 1987-1989 performance period (ordinarily payable in 1993). The Committee approved distribution of the awards for the 1988-1990 and 1987-1989 performance periods just prior to the beginning of the years in which they would otherwise have vested. (The award for the 1986-1987 performance period, ordinarily payable in 1991, was distributed at the end of 1990 pursuant to similar Committee approval.) The respective values were determined by multiplying the total shares awarded by the mean of the high and low sale prices of the Common Stock as reported by NASDAQ on the dates of distribution and adding dividend equivalents and an assumed interest factor.
   (3) The "All Other Compensation" category is comprised of contributions on behalf of the executive officers to the Thrift-Incentive Plan (TIP) and the Northern Trust Employee Stock Ownership Plan (ESOP), both of which are defined contribution plans. For each of the following executives, the 1993
 TIP and ESOP contributions (in that order) were: Mr. Fox, $30,813 and $52,449; Mr. Osborn, $16,750 and $28,512; Mr. Hastings, $17,250 and $29,363;
 Mr. Sutfin, $16,500 and $28,086; and Mr. Pero, $15,750 and $26,810.

                             EMPLOYMENT AGREEMENTS

  The Corporation and Mr. Fox are parties to an employment agreement that provides for employment commencing June 1, 1986, for a term of 3 years, extended by an additional year automatically on June 1 of each year, unless either party gives written notice of cancellation, in which event the agreement terminates upon expiration of the balance of the term then in effect. The agreement was automatically extended for an additional year on June 1, 1993. In the event of termination of employment either by the Corporation without good cause or by Mr. Fox with good reason, as defined in the agreement, the Corporation is to pay a lump sum amount equal to the balance of the salary remaining to be paid during the term of the agreement. Messrs. Osborn, Hastings, Sutfin and Pero, along with other executives, are parties to employment security agreements that provide lump sum cash payments equivalent to two years' salary upon the termination of each such executive officer's employment either by the Corporation without good cause or by the executive with good reason, as defined in the agreements, within one year after a change in control of the Corporation, as defined in the agreements.

                       OPTION GRANTS IN LAST FISCAL YEAR

  The following table sets forth certain information with respect to the stock options granted during the last fiscal year to the executive officers named in the Summary Compensation Table. Using a range of 0% to 10% in assumed rates of stock price appreciation (compounded annually) for the option term of ten years, the table also shows the potential realizable value of the stock options. These assumed rates are used for illustrative purposes only, and are not intended to represent or predict future increases in the price of the Corporation's Common Stock.


                                                            POTENTIAL REALIZABLE VALUE
                                                              AT ASSUMED ANNUAL RATES
                                                            OF STOCK PRICE APPRECIATION
                                                            FOR OPTION TERM OF 10 YEARS
                           INDIVIDUAL GRANTS                            (2)
              -------------------------------------------------------------------------
                            PERCENT
              NUMBER OF     OF TOTAL                            5% ($64.75
             SECURITIES     OPTIONS                               STOCK    10% ($103.10
             UNDERLYING    GRANTED TO                             PRICE    STOCK PRICE
               OPTIONS     EMPLOYEES    EXERCISE EXPIRATION       AFTER       AFTER
  NAME       GRANTED (1) IN FISCAL YEAR  PRICE      DATE    0%  10 YEARS)   10 YEARS)
- ---------------------------------------------------------------------------------------
  David W.
   Fox         37,500         6.8%       $39.75   09/21/03  $ 0  $937,500   $2,375,625
  William
   A.
   Osborn      12,000         2.2%       $39.75   09/21/03  $ 0  $300,000     $760,200
  Barry G.
   Hastings    12,000         2.2%       $39.75   09/21/03  $ 0  $300,000     $760,200
  John S.
   Sutfin      11,000         2.0%       $39.75   09/21/03  $ 0  $275,000     $696,850
  Perry R.
   Pero        10,000         1.8%       $39.75   09/21/03  $ 0  $250,000     $633,500

- --------------------------------------------------------------------------------
   (1) All options to the named executive officers were granted on September
 21, 1993 and first become exercisable September 21, 1994.
   (2) No gain to the optionees is possible without an increase in the stock price, which will benefit all stockholders commensurately. The gain to all stockholders, using as a base the $39.75 mean of the high and low sale prices as reported by NASDAQ on September 21, 1993, would be $0 for 0% appreciation, approximately $1.3 billion for 5% appreciation and approximately $3.4 billion for 10% appreciation.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

  The following table sets forth the number of shares for which stock options were exercised during 1993, the actual as well as annualized value realized, the number of shares for which options were outstanding and the value of those options as of year-end.

                                                                 NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS
                                                              OPTIONS AT FISCAL YEAR-END     AT FISCAL YEAR-END(4)
                                                ANNUALIZED   ---------------------------- ----------------------------
                   SHARES ACQUIRED    VALUE     VALUE SINCE  EXERCISABLE(3) UNEXERCISABLE EXERCISABLE(3) UNEXERCISABLE
      NAME           ON EXERCISE   REALIZED(1) GRANT DATE(2)
- ----------------------------------------------------------------------------------------------------------------------
David W. Fox           16,407       $524,792     $ 78,621       145,500        37,500       $2,255,307      $4,688
William A. Osborn       6,927       $228,768     $ 28,222        58,875        12,000       $1,082,430      $1,500
Barry G. Hastings      20,590       $643,756     $ 86,088        65,684        12,000       $1,232,434      $1,500
John S. Sutfin         23,500       $736,777     $101,431        34,869        11,000       $  492,498      $1,375
Perry R. Pero          13,000       $438,693     $ 55,886        79,100        10,000       $1,806,026      $1,250

- --------------------------------------------------------------------------------
   (1) Calculated using the spread between option exercise price and mean of the high and low sale prices as reported by NASDAQ on the date of exercise, plus the value of any fractional share paid in cash.
   (2) Amount of value realized annualized over period between date of grant and exercise.
   (3) Amounts represent options granted since 1987 to Mr. Fox and since 1985 to other named executive officers.
   (4) Value of unexercised options is determined by multiplying the number of shares reported by the spread between the option exercise price at the date of grant and $39.875, which is the mean of the high and low sale prices of Common Stock as reported by NASDAQ on December 31, 1993.


             LONG-TERM INCENTIVE PLANS--AWARDS IN LAST FISCAL YEAR

  The following table sets forth the long-term incentive plan target awards made to the named executive officers during 1993.

                              NUMBER OF    PERFORMANCE OR
                            SHARES, UNITS   OTHER PERIOD
                              OR OTHER    UNTIL MATURATION
                 NAME         RIGHTS(1)     OR PAYOUT(2)
                ------------------------------------------
           David W. Fox     13,000 shares     6 years
           William A.
            Osborn           8,000 shares     6 years
           Barry G. Has-
            tings            8,000 shares     6 years
           John S. Sutfin    8,000 shares     6 years
           Perry R. Pero     7,500 shares     6 years

                ----------------------------------------------
                   (1) Awarded by the Compensation and
                 Benefits Committee with an established
                 return-on-equity goal for the 1993-1995
                 performance period.
                   (2) Shares are subject to performance
                 over a three-year performance period fol-lowed by a three-year vesting restriction. All shares awarded will be distributed if the performance goals are met or exceeded and the vesting restrictions are satisfied; no shares will be distributed if the per-formance goals are not met. See "Compensa-tion and Benefits Committee Report--Long-Term Incentive Plan," above, for a descrip-tion of the terms of the plan.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
        AMONG NORTHERN TRUST CORPORATION COMMON STOCK, S&P 500 INDEX AND
                     KEEFE, BRUYETTE & WOODS 50 BANK INDEX

                     (TOTAL RETURN ASSUMES $100 INVESTED ON
                JANUARY 1, 1989 WITH REINVESTMENT OF DIVIDENDS)

Pursuant to Items 304(d)(1) and 311(b) of Regulation S-T, a paper copy of the performance graph has been submitted under cover of Form SE.

  For the five year period ended December 31, 1993, the Corporation's total return to stockholders was 197% compared to 97% for the S&P 500 Index and 82% for the KBW 50 Bank Index. During the same period the Corporation's Common Stock market capitalization increased $1,439,800,000 or 214% from $671,900,000 to $2,111,700,000 reflecting both an increase in the stock price and a greater number of shares outstanding. The Corporation's net income increased in 1993 for the sixth consecutive year, from $109.3 million in 1988 to $167.9 million in 1993, or an increase of 54% from 1988 to 1993.

                               PENSION PLAN TABLE

  The table below sets forth the estimated annual benefits payable upon retirement under the Bank's Pension Plan (including amounts payable under the Bank's Supplemental Pension Plan, where applicable) to persons in the remuneration and service classifications specified.

        REMUNERATION                  YEARS OF SERVICE AT RETIREMENT
    AVERAGE COMPENSATION   -----------------------------------------------------
     IN 5 HIGHEST YEARS       15       20       25       30       35       40
- --------------------------------------------------------------------------------
  $  250,000.............. $ 90,000 $120,000 $132,500 $145,000 $157,500 $170,000
     350,000..............  126,000  168,000  185,500  203,000  220,500  238,000
     450,000..............  162,000  216,000  238,500  261,000  283,500  306,000
     550,000..............  198,000  264,000  291,500  319,000  346,500  374,000
     650,000..............  234,000  312,000  344,500  377,000  409,500  442,000
     750,000..............  270,000  360,000  397,500  435,000  472,500  510,000
     850,000..............  306,000  408,000  450,500  493,000  535,500  578,000
     950,000..............  342,000  456,000  503,500  551,000  598,500  646,000
   1,050,000..............  378,000  504,000  556,500  609,000  661,500  714,000
   1,150,000..............  414,000  552,000  609,500  667,000  724,500  782,000
   1,250,000..............  450,000  600,000  662,000  725,000  787,500  850,000


  Compensation covered by the Plan includes salaries, before tax deposits made by a participant to the Thrift-Incentive Plan, shift differential pay, overtime pay and awards under the Performance Incentive Plan as applicable. The average covered compensation for the highest five consecutive years is used in the pension calculation.

  Credited years of service for individuals listed in the Summary Compensation Table are as follows: David W. Fox-38 years, William A. Osborn-23 years, Barry
G. Hastings-19 years, John S. Sutfin-32 years, and Perry R. Pero-29 years.

  The above pension payments, which are shown as if paid in the form of a straight life annuity, will be reduced by .39% of the average Social Security taxable wage base for the individual, which varies by year of birth, for each year of service up to 35 years. For participants hired after 1988 the percentage is .50%.

    COMPENSATION AND BENEFITS COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

  None of the members of the Compensation and Benefits Committee is an officer, employee or former employee of the Corporation. Members of the Committee or their associates may have loans or loan commitments from the Corporation or its subsidiaries, but all such loans or commitments were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present any unfavorable features.

                         INDEPENDENT PUBLIC ACCOUNTANTS

  Arthur Andersen & Co. were the Corporation's independent public accountants during 1993. The appointment of auditors is approved annually by the Board of Directors. The decision of the Board of Directors is based on the recommendation of the Audit Committee. In making its recommendation, the Audit Committee reviews both the audit scope and estimated fees for professional services for the coming year. For the year 1994, the Board of Directors has authorized the engagement of Arthur Andersen & Co. as its auditors.

  Representatives of Arthur Andersen & Co. will be present at the annual meeting of stockholders on April 19, 1994, and will be given an opportunity to make any comments they wish and will be available to respond to any questions raised at the meeting.

                            STOCKHOLDERS' PROPOSALS

  Any stockholder proposal intended to be presented at the annual meeting in 1995 must be received by the Corporation on or before November 15, 1994, for inclusion in the Corporation's Proxy Statement and form of proxy relating to that meeting.

                                    GENERAL

  The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and regular employees of the Corporation, without receiving additional compensation therefor, may solicit proxies by telephone or telegraph or in person. Kissel-Blake Inc. has been retained to aid in the solicitation of proxies for a fee of $10,500, plus out-of-pocket expenses.

  As of the date of this Proxy Statement, the Board of Directors knows of no matters to be brought before the meeting other than the Election of Directors. If, however, further business is presented by others, the proxy holders will act in accordance with their best judgment.

  By order of the Board of Directors.

                                          PETER L. ROSSITER
                                          Secretary

March 15, 1994

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
    VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE THRIFT-INCENTIVE TRUST

  The undersigned hereby directs The Northern Trust Company, Trustee of the Thrift-Incentive Trust, to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock for which the undersigned is entitled to give voting direction on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
    VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE THRIFT-INCENTIVE TRUST

  The undersigned hereby directs The Northern Trust Company, Trustee of the Thrift-Incentive Trust, to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock for which the undersigned is entitled to give voting direction on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
    VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE THRIFT-INCENTIVE TRUST

  The undersigned hereby directs The Northern Trust Company, Trustee of the Thrift-Incentive Trust, to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock for which the undersigned is entitled to give voting direction on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                           NORTHERN TRUST CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
                                         0
                                         I
                                         0
Election of 15 Directors.
Worley H. Clark, David W. Fox, Robert S. Hamada, Barry G. Hastings, Robert A. Helman, Arthur L. Kelly, Ardis Krainik, Robert D. Krebs, Frederick A. Krehbiel, William G. Mitchell, William A. Osborn, Harold B. Smith, William D. Smithburg, John S. Sutfin, Bide L. Thomas
(Instruction: To withhold authority to vote for any individual nominee, write nominee's name in the space provided.)
  In its sole discretion, the Trustee is authorized to vote as it shall determine on such other matters as may properly come before the meeting.
  Listed on this card are the number of shares of Common Stock which you are entitled to vote. You may direct the Trustee of the Thrift-Incentive Trust to vote all of the shares for which you are entitled to direct the voting at the annual meeting. Please express your choice on the Proposal, date and sign below, and mail this card in the envelope provided.

                                      FOR

                                    WITHHELD
                                    FOR ALL
                                     EXCEPT
LOGO
- --------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE ELECTION OF ALL NOMINEES
Dated ____________________________________________________________________ ,1994
- --------------------------------------------------------------------------------
Signature
DIRECTION TO THE NORTHERN TRUST COMPANY, AS TRUSTEE OF THE THRIFT-INCENTIVE
TRUST, TO VOTE MY SHARE PARTICIPATION.
Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
 VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE NORTHERN TRUST EMPLOYEE STOCK
                                 OWNERSHIP PLAN

  The undersigned hereby directs NationsBank of Georgia, N.A., Trustee of the Northern Trust Employee Stock Ownership Plan ("ESOP"), to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock that have been allocated to the account of the undersigned on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
 VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE NORTHERN TRUST EMPLOYEE STOCK
                                 OWNERSHIP PLAN

  The undersigned hereby directs NationsBank of Georgia, N.A., Trustee of the Northern Trust Employee Stock Ownership Plan ("ESOP"), to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock that have been allocated to the account of the undersigned on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
 VOTING DIRECTION SOLICITED BY THE TRUSTEE OF THE NORTHERN TRUST EMPLOYEE STOCK
                                 OWNERSHIP PLAN

  The undersigned hereby directs NationsBank of Georgia, N.A., Trustee of the Northern Trust Employee Stock Ownership Plan ("ESOP"), to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock that have been allocated to the account of the undersigned on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
               BY MARKING THE APPROPRIATE BOX. SEE REVERSE SIDE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                           NORTHERN TRUST CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
                                         0
                                         I
                                         0
  In its sole discretion, the Trustee is authorized to vote as it shall determine on such other matters as may properly come before the meeting.
  Listed on this card are the number of shares of Common Stock allocated to your account. You may direct the Trustee of the ESOP to vote all such shares at the annual meeting. Please express your choice on the Proposal, date and sign below, and mail this card in the envelope provided.
  Unallocated shares and shares for which no direction is received will be voted by the Trustee in the same proportion that the allocated shares were voted, unless inconsistent with the Trustee's fiduciary responsibility. Election of 15 Directors.
Worley H. Clark, David W. Fox, Robert S. Hamada, Barry G. Hastings, Robert A. Helman, Arthur L. Kelly, Ardis Krainik, Robert D. Krebs, Frederick A. Krehbiel, William G. Mitchell, William A. Osborn, Harold B. Smith, William D. Smithburg, John S. Sutfin, Bide L. Thomas
(Instruction: To withhold authority to vote for any individual nominee, write nominee's name in the space provided.)

                                      FOR

                                    WITHHELD
                                    FOR ALL
                                     EXCEPT
LOGO
- --------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE ELECTION OF ALL NOMINEES
Dated ____________________________________________________________________ ,1994
- --------------------------------------------------------------------------------
Signature
DIRECTION TO NATIONSBANK OF GEORGIA, N.A., AS TRUSTEE OF NORTHERN TRUST
EMPLOYEE STOCK OWNERSHIP TRUST, TO VOTE ALL SHARES FOR WHICH I AM ENTITLED TO
GIVE VOTING DIRECTION.
Please sign exactly as name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.

- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Frederick A. Krehbiel, William G. Mitchell and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock which the undersigned is entitled to vote on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX
 IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS
                                     CARD.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Frederick A. Krehbiel, William G. Mitchell and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock which the undersigned is entitled to vote on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX
 IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS
                                     CARD.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE
                           NORTHERN TRUST CORPORATION
                         PROXY FOR ANNUAL MEETING 1994
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

  The undersigned hereby appoints Frederick A. Krehbiel, William G. Mitchell and William D. Smithburg, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 1994, or any adjournment of such meeting, all shares of Common Stock which the undersigned is entitled to vote on the following Proposal more fully described in the proxy statement for the meeting in the manner specified and on any other business properly coming before the meeting:

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE IN THE ELECTION OF DIRECTORS
BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX
 IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. THE ABOVE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN, DATE AND RETURN THIS
                                     CARD.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                          NORTHERN TRUST CORPORATION
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.
                                         0
                                         I
                                         0
Election of 15 Directors.
Worley H. Clark, David W. Fox, Robert S. Hamada, Barry G. Hastings, Robert A. Helman, Arthur L. Kelly, Ardis Krainik, Robert D. Krebs, Frederick A. Krehbiel, William G. Mitchell, William A. Osborn, Harold B. Smith, William D. Smithburg, John S. Sutfin, Bide L. Thomas
(Instruction: To withhold authority to vote for any individual nominee, write nominee's name in the space provided.)
  In their sole discretion, the Proxies are authorized to vote as they shall determine on such other matters as may properly come before the meeting.
  This proxy when properly executed will be voted in the manner directed herein. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES FOR DIRECTOR, CUMULATIVELY FOR SOME IF THE ABOVE PROXIES SHALL SO DETERMINE AT THEIR SOLE DISCRETION.

                                      FOR

                                   WITHHELD
                                    FOR ALL
                                    EXCEPT
LOGO
- -------------------------------------------------------------------------------
THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR THE ELECTION OF ALL NOMINEES
Dated ___________________________________________________________________ ,1994
- -------------------------------------------------------------------------------
Signature

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

              Appendix Pursuant to Item 304(a) of Regulation S-T.


    Photographs of the nominees for election to the Board of Directors appear on pages 2 through 5.